VIA EDGAR

April 26, 2012

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

RE:       Principal Life Insurance Company

            Separate Account B

            Principal Variable Annuity

            Registration Statement on Form N-4

            File No. 33-74232

I am Counsel for the above-referenced Registrant, and have reviewed the attached post-effective amendment which is being filed pursuant to Rule 485(b) under the Securities Act of 1933.  I hereby represent that the amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Jeffrey M. Pierick

Counsel

711 High Street

Des Moines, Iowa 503092-0300

(515) 362-2384 (office)

(866) 496-6527 (facsimile)

pierick.jeff@principal.com

JMP/kcr